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                                                              EXHIBIT 23.3



           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

     As independent petroleum consultants, we hereby consent to the incorporation by reference of our report to Rutherford-Moran Oil Corporation dated July 28, 1997 in this Registration Statement on Form S-4, dated November 25, 1997. We also consent to all references to our firm included as part of this Registration Statement.


                                               /s/ RYDER SCOTT COMPANY
                                                   PETROLEUM ENGINEERS

                                               RYDER SCOTT COMPANY
                                               PETROLEUM ENGINEERS

Houston, Texas
November 25, 1997